UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 7, 2026

CAMDEN PROPERTY TRUST
(Exact name of Registrant as Specified in Charter)

Texas	1-12110	76-6088377
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2800 Post Oak Boulevard, Suite 2700, Houston, Texas 77056
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (713) 354-2500

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares of beneficial interest, par value $0.01 per share	CPT	New York Stock Exchange
NYSE Texas
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected to not use the extended transition period for complying with any new or revised financial accounting standards provided pursuant of Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

As previously reported, multiple putative class action lawsuits were filed against RealPage, Inc. and owners and/or operators of multifamily housing, including Camden Property Trust, alleging collusion among the defendants to raise rents through use of RealPage revenue management software. The cases were centralized in the U.S. District Court for the Middle District of Tennessee (the “Court”) in a case captioned In Re: RealPage, Inc., Rental Software Antitrust Litigation (No. II) (the “Class Action Litigation”).

On April 7, 2026, Camden Property Trust, on behalf of itself and related entities (collectively, the “Company”) entered into a binding term sheet for a settlement with the named plaintiffs in the Class Action Litigation, individually and on behalf of the class members (together, the “Plaintiffs”). The Company and Plaintiffs agreed to enter into a long-form settlement agreement on or before May 7, 2026. The settlement will remain subject to preliminary and final approval by the Court.

The terms of the settlement will require the Company to pay an aggregate of $53 million into a settlement fund to settle all claims asserted, or which could have been asserted, against the Company relating to the alleged conduct at issue in the Class Action Litigation. The settlement payment will be payable in two equal installments of $26.5 million, with the first installment payable within 45 days of execution of a long-form settlement agreement and the second installment payable within four months of execution of a long-form settlement agreement. The settlement amount will be inclusive of the recovery amount for class members, fees for the Plaintiffs’ counsel, and the costs of administering the settlement. The Company anticipates Plaintiffs, on or before May 15, 2026, will seek the Court’s preliminary approval of the settlement.

In addition, the settlement agreement will include certain prospective commitments regarding the Company’s business practices, including provisions relating to the disclosure and use of nonpublic data and the Company’s use of revenue management software, all of which the Company believes will not require material changes to current operations.

The execution of the term sheet or the settlement agreement will not and does not constitute an admission by the Company of any fault or liability, and the Company does not admit fault or liability. The Company believes resolving this matter now will allow it to avoid the significant costs and distraction of protracted litigation and maintain focus on executing its business objectives. The Company also believes the settlement will reduce meaningful legal uncertainty and risk associated with complex antitrust litigation, including potential exposure under joint and several liability principles.

There can be no assurance as to the ultimate outcome of the Class Action Litigation with respect to the Company, including no assurance the settlement agreement will be approved by the Court or any revised settlement terms, if applicable, will be finalized by the parties and approved by the Court. If the settlement agreement is not approved by the Court or the parties otherwise cannot finalize a settlement, the Company intends to continue to defend itself in the Class Action Litigation.

Item 7.01 Regulation FD Disclosure

In connection with the settlement arrangements described in Item 1.01, the Company is furnishing the following supplemental information regarding the currently expected financial statement and forward-looking impacts of the settlement.

The Company expects to record any settlement payments and other legal-related costs as Other Non-Operating Expenses in its consolidated statements of income and comprehensive income. The settlement payments described above will not impact the Company’s 2026 core funds from operations (Core FFO) or 2026 core adjusted funds from operations (Core AFFO) as legal costs and settlements are excluded from the calculation of these metrics. The Company does not expect the settlement payments to impair its credit rating or materially impact its liquidity, leverage ratios or debt covenant headroom, and the Company believes the settlement payments are manageable within its overall capital plan. The Company does not anticipate a change in its capital allocation framework, such as share repurchases, development starts and debt paydown, solely due to the settlement of the Class Action Litigation, and the Company will consider the settlement payments in its planning like any other discrete item. The Company also does not anticipate a change to its previously announced annual dividend policy based solely on this settlement. The Company does not believe there is insurance coverage related to this settlement. The Company intends to continue to vigorously defend any other pending litigation related to the use of revenue management software not covered by this settlement agreement.

The information included in this Current Report on Form 8-K under this Item 7.01 is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of Section 18, nor shall it be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing. In addition, the information included in this Current Report on Form 8-K under this Item 7.01 will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

Forward-Looking Statements

We consider portions of this report to be “forward-looking” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act with respect to our expectations for future periods. Forward-looking statements do not discuss historical fact, but instead include statements related to expectations, projections, intentions, or other items relating to the future; forward-looking statements are not guarantees of future performance, results, or events. Although the Company believes the expectations reflected in its forward-looking statements are based upon reasonable assumptions, it can give no assurance its expectations will be achieved. Any statements contained herein which are not statements of historical fact should be deemed forward-looking statements. In this report, such forward-looking statements include, without limitation, expectations about the settlement of the Class Action Litigation and the impacts the settlement will have on the Company’s plans and future operations. Reliance should not be placed on these forward-looking statements as these statements are subject to known and unknown risks, uncertainties, and other factors beyond our control and could differ materially from the Company’s actual results and performance. Factors which could cause the Company’s actual results or performance to differ materially from those contemplated by forward-looking statements include, but are not limited to the possibility the Court may materially alter or fail to approve the Settlement Agreement, the uncertainty of outcome in any legal proceeding, and risks identified in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 and in other reports filed by the Company with the Securities and Exchange Commission. Except as required by law, the Company undertakes no obligation to publicly update or revise forward-looking statements contained in this report to reflect new events, circumstances or changes in expectations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 9, 2026          CAMDEN PROPERTY TRUST

By: /s/ Michael P. Gallagher
Michael P. Gallagher
Senior Vice President - Chief Accounting
Officer